SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2016

Precious Investments, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-119848	90-0338080
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

133 Richmond Street West, Suite 310 Toronto Ontario, Canada	M5H-2L3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 416-878-3377

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.02 Termination of a Material Definitive Agreement

As previously reported, on April 25, 2016, we signed an Acquisition of Shares Agreement (the “Agreement”) with Karrah Inc., an Ontario corporation (“Karrah”), and the sole shareholder of Karrah, Farrah Khan (“Khan”). Khan is the wife of our director, Kashif Khan. Pursuant to the Agreement, we agreed to acquire all of the issued and outstanding shares of stock in Karrah, resulting in a parent subsidiary relationship. In consideration for the acquisition of Karrah, we agreed to issue to Khan a three year promissory note (the “Note”) in the amount of $1,500,000, with interest at 6% per annum and secured by the assets of Karrah.

In addition, we agreed to assume 100% of all account receivables currently outstanding by Karrah as of the date of the Agreement. In exchange for the outstanding receivable, we issued to Khan a three year promissory note (the “AR Note”) in the amount of $293,275.67, with interest at 6% per annum, also secured by the assets of Karrah.

A copy of the Agreement, the Note and the AR Note are attached as Exhibits 2.1, 10.1 and 10.2 to the Current Report on Form 8-K filed with the SEC on April 27, 2016 and are incorporated herein by reference.

On October 26, 2016, we learned that it was not possible to obtain an audit of Karrah that we were required to file with the SEC in connection with the acquisition as a result of the nature of the company’s jewelry inventory. Because we were unable to obtain an audit of Karrah, on October 28, 2016, we have restructured the entire transaction by entering into a Termination and Restructure Agreement. First, we and Khan have mutually agreed to cancel the Agreement to acquire the issue and outstanding shares of stock in Karrah. Second, we agreed to purchase from Karrah its customer list in exchange for a revised promissory note (the “New Note”). The New Note will be in favor of Karrah (and not Khan), valued at $1,500,000 with interest at 6% per annum, and will not be secured by the assets of Karrah. The customer list has been invaluable in establishing our current colored diamond inventory. Third, we have acquired some of the inventory from Karrah, and the value of the New Note reflects that consideration as well. Finally, we will not be acquiring the accounts receivable of Karrah so the AR Note will be terminated.

Copies of the Termination and Restructure Agreement and New Note are attached hereto as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.02 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.02 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a)     Financial statements of businesses acquired

To the extent the financial statements and additional information required pursuant to Item 9.01(a) of Form 8-K are determined to be required to be filed, they will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(b)     Pro forma financial information.

To the extent the pro forma financial information required pursuant to Item 9.01(b) of Form 8-K is determined to be required to be filed, it will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(d) Exhibits

Exhibit No.	Description
10.3	Termination and Restructure Agreement, dated October 28, 2016
10.4	The New Note, dated October 28, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precious Investments, Inc..

/s/ Kashif Khan

Kashif Khan

Chief Executive Officer

Date: October 31, 2016

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